TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus and

Statement of Additional Information

Effective September 16, 2018, the second paragraph of the “Choosing a Share Class” section of the Prospectus will be replaced in its entirety by the following:

If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years. If you hold Class C shares for ten years from the date of purchase, they will generally automatically convert to Class A shares of the same fund, resulting in lower 12b-1 distribution and fees after conversion. Please see the section “Class C Shares – Level Load” for further information of the conversion process.

Effective September 16, 2018, the following information replaces in its entirety the “Class C Shares – Level Load” subsection of the “Choosing a Share Class” section of the Prospectus:

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year.

The maximum purchase order in Class C shares is $999,999.99.

Subject to the conditions and circumstances set out below, Class C shares will automatically convert to Class A shares after ten years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least ten years. Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than ten years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.

Following the conversion of your Class C shares, your new Class A shares will be subject to those charges as set out for Class A shares (above).

The following paragraph is added after the second paragraph under the heading “Purchase of Shares” in the “Purchase, Redemption and Pricing of Shares” section of the Statement of Additional Information:

Subject to the conditions and circumstances set out below, Class C shares will automatically convert to Class A shares after ten years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least ten years. Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than ten years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.

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Effective August 1, 2018, the following information is added after the bulleted information beneath the heading “Waiver of Class A and Class T Initial Sales Charges” in the subsection “Choosing a Share Class” in the “How to Contact the Funds” section of the Prospectus:

Class A shares may be purchased without a sales charge by:

•	Employees of DST Systems, Inc., for such time as DST Systems, Inc. has an active service agreement with Transamerica Funds; and

•	Employees of State Street Bank & Trust Company, for such time as State Street Bank & Trust Company has an active service agreement with Transamerica Funds.

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Investors Should Retain this Supplement for Future Reference

July 27, 2018